UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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 Soliciting Material Pursuant to §
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enCore Energy Corp.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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NOTICE OF ANNUAL MEETING & PROXY STATEMENT

2026

ALTA MESA

ROSITA

UPPER SPRING CREEK

TECHNOLOGY LEADER: IN-SITU RECOVERY

enCore energy

NASDAQ:**EU** | TSX.V:**EU**

A Message to Our

Valued Shareholders

Dear Fellow Shareholders

On behalf of the Board of Directors, I am pleased to invite you to attend the annual general meeting of shareholders on June 10, 2026, beginning at 11:00 AM CT. The annual general meeting of shareholders will be a virtual meeting, providing a convenient, cost-effective experience for all of our shareholders and stakeholders to gain open access and participation.

Shareholders of record on April 16, 2026, or their proxy, may vote at the meeting.

As one of the leading United States uranium extraction companies, through economic and environmentally responsible In-Situ Recovery (“ISR”) technology, our success begins and ends with our unique set of advantages: ISR technology, production-ready uranium assets, operational execution, and our talented team of professionals. It is both a pleasure and a privilege to work with a talented group of professionals in a vital industry which has the potential to provide affordable, clean domestic energy.

Our commitments to our shareholders remain:

✓  Achieving high standards of performance and execution;

✓   More fulsome shareholder communications encompassing disclosure of technical information, project developments, and strategic objectives;

✓   A focus on cost management and efficiency across the organization;

✓   A dedicated commitment to securing necessary permits in a more timely manner;

✓   Making the necessary decisions to maximize uranium extraction and delivery of yellowcake (uranium) into our contracts;

✓  Aggressive development of the Company’s premier long-life assets; and

✓  A renewed commitment to accretive mergers and acquisitions.

We have a great deal of work ahead of us, and our team is passionate and deeply committed to making enCore the best choice for investors who want exposure to a best-in-class, lower-risk, domestic source of uranium. Our aim to fuel the nuclear energy future as America’s Clean Energy Company™ remains undiminished. We trust our shareholders will allow the results of our efforts to speak for themselves.

Thank you for your confidence and trust placed in our team and for your continued investment in America’s Clean Energy Company™.

William M. Sheriff

Executive Chairman

enCore Energy Corp.

Notice of Annual General Meeting of Shareholders

To Be Held on June 10, 2026

The 2026 annual general meeting of shareholders (the “Meeting”) of enCore Energy Corp., a British Columbia corporation (the “Company”), will be held on June 10, 2026, beginning at 11:00 a.m. Central Time. The Meeting will be held exclusively through a virtual format. To attend the Meeting virtually, please visit www.proxydocs.com/EU. You will not be able to attend the Meeting in person. The purpose of the Meeting is to:

1. receive and consider the audited annual financial statements of the Company for the fiscal year ended December 31, 2025, and the auditor’s report thereon;

2. elect seven directors for a term that expires at the 2027 annual general meeting of shareholders;

3. approve, on an advisory basis, the compensation of our named executive officers;

4.   ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2026 and to authorize the directors to fix the remuneration to be paid to the auditor; and

5. transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Company is not aware of any items of business to be brought before the Meeting other than those noted above and further described in the accompanying proxy statement.

Accompanying this Notice of Meeting (“Notice”) is a form of proxy (“Proxy”) or Voting Instruction Form (“VIF”). The proxy statement provides more detailed information relating to the matters to be addressed at the Meeting and forms part of this Notice. We have also made available to you the Company’s 2025 annual report.

Notice and Access: As permitted by Canadian securities regulators and the Securities and Exchange Commission (“SEC”), the Company is using “notice-and-access” to deliver the proxy statement to registered and non-registered shareholders. This means that the proxy statement is being posted online for you to access, rather than being mailed to you. This Notice includes information on how to access the proxy statement online and how to request a paper copy.

Holders of record of the Company’s common shares as of the close of business on April 16, 2026, are entitled to notice of, and to vote at, the Meeting. Accordingly, on or about April 30, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials to all shareholders of record as of April 16, 2026. We will also post our proxy materials on the website referenced on your Notice of Internet Availability of Proxy Materials at www.proxydocs.com/EU. All shareholders may choose to access our proxy materials online or may request to receive a printed or electronic set of our proxy materials at no charge as described on your Notice of Internet Availability of Proxy Materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy.

If you are a registered shareholder, please complete, sign, and date the Proxy and return the same prior to the deadline and to the location set out in the Proxy to vote on the matters for consideration at the Meeting. Non-registered shareholders are requested to complete the VIF in accordance with the instructions included therein prior to the deadline to vote on the matters for consideration at the Meeting.

enCore Energy | 2026 Proxy Statement

Your vote is important to us. We recommend that you vote your shares in advance of the Meeting. We believe it is in the best interests of our shareholders, directors and employees for shareholders to communicate their votes and opinions about the Company in advance of, instead of only at, the Meeting.

This Notice is accompanied by the proxy statement which describes who can vote, how to vote, and what the Meeting will cover.

Please vote by using the Proxy or VIF, as applicable, included with this Notice and the proxy statement and return it before 11:00 a.m. (Central Time) on June 8, 2026, in accordance with the instructions provided.

The Meeting materials will be available at www.proxydocs.com/EU and on the Company’s website beginning on April 30, 2026, and will remain on the website for one year. The Meeting materials will also be available on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca and on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) of the SEC at www.sec.gov on April 30, 2026.

By Order of the Board of Directors,

Richard H. Little
Chief Executive Officer and Director

Dallas, Texas

April 30, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2026.

The Company’s Notice of Annual Meeting, Proxy Statement and 2025 Annual Report to
Shareholders are available on the internet at www.proxydocs.com/EU.

enCore Energy | 2026 Proxy Statement

1	Proxy Statement

5	Proposal One: Election of Directors

15	Proposal Two: Advisory Vote to Approve the Compensation of Our Named Executive Officers

16	Proposal Three: Ratify Appointment and Remuneration of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2026

18	Corporate Governance

27	Executive Officers

28	Executive Compensation

	Overview of Compensation Program	28

	The Compensation Process	28

	Employment Agreements	30

	Other Considerations	31

31	Compensation Tables

	Summary Compensation Table	33

35	Pay Versus Performance

40	Securities Authorized for Issuance Under Equity Compensation Plans

41	Certain Relationships and Related Party Transactions

43	Security Ownership of Certain Beneficial Holders and Management

45	Audit Committee Report

46	Shareholder Proposals for the 2027 Annual Meeting of Shareholders

47	Other Matters

enCore Energy Corp.

13355 Noel Road, Suite 1700

Dallas, Texas 75240

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by management of enCore Energy Corp., a British Columbia corporation (the “Company”), for use at the Company’s 2026 annual general meeting (the “Meeting”) of shareholders of the Company (the “Shareholders”) to be held on June 10, 2026, beginning at 11:00 a.m. Central Time and any postponement or adjournment thereof for the purposes set forth in the accompanying notice of Meeting. A Notice of Internet Availability of Proxy Materials is being mailed to Shareholders on or about April 30, 2026, and our proxy materials are being posted on the website referenced in the Notice of Internet Availability of Proxy Materials and made available to Shareholders on or about April 30, 2026. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you receive a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

In this proxy statement, references to the “Company,” “enCore,” and “we” refer to enCore Energy Corp. “Common Shares” means the Company’s common shares without par value. “Registered Shareholders” means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. “Non-Registered Shareholders” means Shareholders who do not hold Common Shares in their own name. “Intermediaries” refers to brokers, investment firms, clearing houses, and similar entities that own securities on behalf of Non-Registered Shareholders. Unless otherwise indicated, all references in this proxy statement to “$” refer to U.S. dollars. Except where otherwise indicated, the information contained herein is stated as of April 16, 2026.

General Proxy Information

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers, and employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send a Notice of Internet Availability of Proxy Materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners) under National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer. As a result, objecting beneficial owners will not receive the Notice of Internet Availability of Proxy Materials and associated materials related to the Meeting unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying form of proxy (the “Proxy”) are officers or directors of the Company, or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

enCore Energy | 2026 Proxy Statement	1

If you are a Registered Shareholder, you may wish to vote by proxy even if you are able to attend the Meeting. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the Proxy and submitting it in accordance with the instructions on the Proxy.

In all cases, you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i)	executed by the Registered Shareholder or by his/her attorney authorized in writing or, where the Registered Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii)

delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see “Voting by Non-Registered Shareholders” below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you vote by proxy, the persons named in the Proxy (the “Proxyholder”) will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i)	each matter or group of matters identified therein for which a choice is not specified,

(ii)	any amendment to, or variation of, any matter identified therein,

(iii)	any other matter that properly comes before the Meeting, and

(iv)	the exercise of discretion of the Proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy “FOR” the approval of such matter. Management is not currently aware of any other matters that could come before the Meeting.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases, those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s Intermediary or an agent of that Intermediary. In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co. (the registration name for the Depository Trust Company, which acts as nominee for many U.S. brokerage firms), and in Canada, under the name of CDS & Co. (the registration name for the Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

2	enCore Energy | 2026 Proxy Statement

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company through BetaNXT, Inc. (“BetaNXT”). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the proxy statement and associated materials related to the Meeting. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the VIF received from BetaNXT or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The VIF supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The VIF sent by BetaNXT or Broadridge will name the same persons as the Company’s proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the Meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the VIF. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed VIF or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a VIF from BetaNXT or Broadridge, you cannot use it to vote Common Shares directly at the Meeting—the VIF must be completed as described above and returned in accordance with its instructions in advance of the Meeting in order to have the Common Shares voted.

Exercise of Discretion by Broker

For any shares you hold beneficially through U.S. brokerage accounts, if you do not return voting instructions to your U.S. broker on a timely basis, your U.S. broker will have the authority to vote your brokerage shares only on the proposal regarding the appointment and renumeration of our auditor. Your U.S. broker is prohibited from voting your shares on your behalf without your specific voting directions on the proposals for the election of directors, regarding the compensation of our named executive officers, and on any other proposal that may come before the Meeting. These “broker non-votes” and abstentions will not be considered votes cast with respect to any of the proposals brought before the Meeting. Without specific directions, Canadian brokers are prohibited from voting their customers’ shares. If you do not provide voting directions, Canadian brokers are prohibited from voting your Common Shares on your behalf for all proposals.

Record Date and Quorum

The board of directors (the “Board”) of the Company has fixed the record date for the Meeting as the close of business on April 16, 2026 (the “Record Date”). Shareholders of record as of the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee’s name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting.

Under the Company’s Articles, the quorum for the transaction of business at a meeting of Shareholders is at least one Shareholder present in person or by proxy at the meeting who holds, or who is otherwise permitted to vote shares of the Company at a meeting of Shareholders representing, in the aggregate at least thirty three and one-third percent (33 1/3%) of the issued shares entitled to be voted at the meeting.

enCore Energy | 2026 Proxy Statement	3

Voting Securities and Principal Holders of Voting Securities

On the Record Date, there were 194,216,153 Common Shares issued and outstanding, with each Common Share carrying the right to one vote. Only Shareholders of record at the close of business on the Record Date will be entitled to vote in person or by Proxy at the Meeting or any adjournment or postponement thereof. To the knowledge of the directors and executive officers of the Company, as of the Record Date, no Shareholders beneficially own, or exercise control or direction over, directly or indirectly, Common Shares carrying 10% or more of the votes attached to the issued and outstanding Common Shares.

Business of the Meeting

The purpose of the Meeting is:

1. to receive and consider the audited annual financial statements of the Company for the fiscal year ended December 31, 2025, and the auditor’s report thereon;

2. to elect seven directors for a term that expires at the 2027 annual general meeting of shareholders;

3. to approve, on an advisory basis, the compensation of our named executive officers (the “say-on-pay” proposal);

4.   to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year 2026 and to authorize the directors to fix the remuneration to be paid to the auditor; and

5. to transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Presentation of Financial Statements

The consolidated audited financial statements of the Company for the fiscal year ended December 31, 2025, along with the corresponding Management’s Discussion and Analysis for the same period were mailed to the Company’s Registered Shareholders and Non-Registered Shareholders who requested it. The Company’s consolidated financial statements, as well as additional information relating to the Company, is also available on enCore’s website at encoreuranium.com, on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

No vote of Shareholders is required with respect to this item of business.

Overview of Proposals to Be Voted On

The following three proposals are included in this proxy statement at the direction of the Board. The Board unanimously recommends that you vote (1) “FOR” the election of our seven existing directors, (2) “FOR” the “say-on-pay” proposal; and (3) “FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year 2026 and authorization of the directors to fix the remuneration to be paid to the auditor.

4	enCore Energy | 2026 Proxy Statement

Proposal 1 –

Election of Directors

The Company proposes to nominate the persons listed below for election as directors. Each director will hold office until the next annual general meeting of shareholders or until their successor is elected or appointed, unless their office is earlier vacated. The Board did not renominate Robert J. Willette for election at the Meeting. Immediately following the Meeting, the number of directors of the Board will automatically decrease from eight to seven members. Management does not contemplate that any of the nominees will be unable to serve as a director. If, prior to the Meeting, any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the Proxy as nominee to vote the Common Shares represented by Proxy for the election of any other person or persons as directors.

The Board has determined that notice of nominations of persons for election to the Board at the Meeting must be made following the requirements of the advance notice provisions contained in the Company’s Articles (the “Advance Notice Provisions”). To the date of this proxy statement, the Company has not received notice of a nomination in compliance with the Advance Notice Provisions and, subject to the timely receipt of any such nomination, any nominations other than nominations by or at the direction of the Board or an authorized officer of the Company will be disregarded at the Meeting.

The Board has adopted a Majority Voting Policy stipulating that Shareholders are entitled to vote in favor of, or withhold from voting for, each individual director nominee at a Shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, the director shall immediately tender their written resignation to the Board. The Board shall determine whether or not to accept the resignation within ninety (90) days following the applicable Shareholders’ meeting. Any director who tenders his or her resignation pursuant to the Majority Voting Policy shall not participate in the deliberations of the Governance and Nominating Committee or the Board regarding the resignation. The resignation will be effective when accepted by the Board. If a resignation is accepted, the Board may leave the resulting vacancy unfilled until the next annual general meeting or it may fill the vacancy through the appointment of a new director. Following the Board’s decision on the resignation, the Board shall promptly disclose, via press release, its decision whether or not to accept the director’s proposed resignation.

The Board unanimously recommends a vote FOR the election of each of the director nominees listed below.

enCore Energy | 2026 Proxy Statement	5

Nominees to be Elected for Terms Expiring at the Annual General Meeting in 2027

William M. Sheriff

Executive Chairman and Director

Principal Occupation:

Chairman of enCore from 2009 until March 2026 and since April 2026, Executive Chairman of enCore from January 2019 until March 2026 and since April 2026. Executive Chairman of Verdera Energy Corp., a uranium asset company, since February 2026. Director of Scorpio Gold Corporation, a gold exploration and development company, since May 2024. Director and Cofounder of Group 11 Technologies Inc., a private mineral extraction company, since August 2020. Executive Chairman of Urano Energy Corp., formerly known as C2C Metals Corp., a mineral exploration company, since June 2022.

Business Experience:

Mr. Sheriff, as the founder and Executive Chairman, has advanced the Company from inception to a leading U.S. producer of domestic uranium with a strong development pipeline of advanced projects. Mr. Sheriff is an entrepreneur and visionary with more than 40 years of experience in the minerals industry and the securities industry and has been responsible for significant capital raises along with corporate development. Mr. Sheriff was a pioneer in the uranium renaissance as co-founder and Chairman of Energy Metals Corp. and was responsible for compiling the largest domestic uranium resource base in U.S. history before the company was acquired by Uranium One Corp. for $1.8 billion in 2007. With his in-depth understanding of the nuclear industry and market conditions, plus his knowledge of the financial markets, Mr. Sheriff is regarded as a leader and avid supporter of nuclear energy as a clean and reliable energy source for the United States.

Mr. Sheriff continues to have a significant interest in the gold exploration sector with personal assets in the western United States as well as through his directorship of Scorpio Gold. He has compiled one of the largest privately held mining databases in the world, providing enCore with unique access to proprietary uranium projects.

Education:

Bachelor of Science in Geology, Fort Lewis College Master of Science in Mining Geology, University of Texas-El Paso

Public Directorships (past 5 years):

enCore Energy Corp. (October 2009 to March 2026 and April 2026 to Present)

Verdera Energy Corp. (March 2026 to Present)

Urano Energy Corp. (June 2022 to Present)

Scorpio Gold Corporation (May 2024 to Present)

Nuclear Fuels Inc. (July 2023 to September 2025)

Exploits Discovery Corp. (October 2020 – November 2022)

Sabre Gold Mines Corp. (September 2021 – January 2023)

Golden Predator Mining Corp. (February 2014 – September 2021)

Age: 67

Director Since: 2009

Areas of Expertise:

Strategic Vision & Planning, Industry Expertise, Financial Market Expertise, Corporate Finance, Mergers & Acquisitions, Property Acquisition & Disposition

6	enCore Energy | 2026 Proxy Statement

Age: 79 Director Since: 2009 Areas of Expertise: Strategic Leadership, Corporate Finance, Risk Management, Accounting, Operations

William B. Harris

Independent Director and Chair of the Audit Committee

Principal Occupation:

Partner of Solo Management Group, LLC, an investment management and financial consulting company since 1998. Chairman of Scandium International Mining Corp. since 2007.

Business Experience:

Mr. Harris is a partner in Solo Management Group, LLC, an investment and management consulting partnership. He was previously a board member of EMC, Chairman and Executive Committee member of the American Fiber Manufacturers Association, and President and Chief Executive Officer of Hoechst Fibers Worldwide, the global acetate and polyester business of Hoechst AG. At Hoechst Fibers Worldwide, Mr. Harris managed a $5 billion operation, comprised of 21,000 employees and production locations in 14 different countries. Mr. Harris is currently a Director of Scandium International Mining Corp.

Education:

Bachelor of Arts in English, Harvard College

Master of Business Administration in Finance, Columbia University Graduate School of Business

Public Directorships (past 5 years):

enCore Energy Corp. (October 2009 to Present)

Scandium International Mining Corp. (June 2007 to Present)

enCore Energy | 2026 Proxy Statement	7

Mark S. Pelizza

Lead Independent Director, Chair of the Compensation Committee

Principal Occupation:

Principal of M.S. Pelizza & Associates since September 2014. Texas Licensed Professional Geoscientist and AIPG Certified Professional Geologist.

Business Experience:

Mr. Pelizza has spent more than 45 years in the uranium industry with project experience including the Alta Mesa, Benavides, Kingsville Dome, Longoria, Palangana, Rosita, West Cole and the Vasquez projects, all in Texas. He was also responsible for the permitting and licensing of the Church Rock, Crownpoint, and Unit 1 projects in New Mexico and the North Platte project in Wyoming.

His technical expertise includes uranium geology, hydrology/water quality analysis, uranium health physics, Texas, New Mexico and Federal permitting, State and Federal radioactive materials licensing, policy/ procedure development and environmental audits and compliance. Mr. Pelizza has managed public and governmental relations efforts pertaining to uranium recovery and participated in legislative and rule-making processes, and administrative hearings related to the uranium industry.

Continuing his successful experience overseeing ground restoration and closure at five commercial in situ recovery projects, Mr. Pelizza currently serves as a Principal Investigator with Los Alamos National Laboratories researching in situ groundwater restoration technologies to improve groundwater conservation at ISR projects through the restoration cycle.

Currently, Mr. Pelizza is the Principal of M.S. Pelizza & Associates where he serves clients in the extractive industries. He serves as a Director of the Clean Energy Association of New Mexico. He previously served as Sr. Vice President of Health, Safety and Environmental Affairs with Uranium Resource, Inc. He has also previously worked with Union Carbide Corp. Mr. Pelizza received his B.S. in Geology, Fort Lewis College and his M.S. in Geological Engineering from the Colorado School of Mines. He is a licensed Professional Geoscientist in Texas and a Certified Professional Geologist by the American Institute of Professional Geologists. He is the Past Chairman of the Texas Mining and Reclamation Association and the Past Chairman of the Uranium Producers of America.

Education:

Bachelor of Science in Geology, Fort Lewis College Master of Science in Geological Engineering, Colorado School of Mines

Public Directorships (past 5 years):

enCore Energy Corp. (2014 to Present)

Verdera Energy Corp. (2025 to Present)

Age: 73 Director Since: 2014 Areas of Expertise: Strategic Leadership, Industry Expertise, Operations, Risk Management, Environment & Sustainability

8	enCore Energy | 2026 Proxy Statement

Age: 70 Director Since: 2022 Areas of Expertise: Strategic Leadership, Industry Expertise, Risk Management

Susan Hoxie-Key

Independent Director and Chair of the Governance and Nominating Committee

Principal Occupation:

Independent consultant for nuclear fuel technology companies since April 2021. Prior to April 2021, Ms. Hoxie-Key served as Consulting Engineer, Nuclear Fuel Department, Southern Nuclear Operating Company, Inc., a nuclear energy operator.

Business Experience:

Ms. Hoxie-Key is a proven nuclear industry leader, with more than 40 years of nuclear engineering experience covering nuclear fuel procurement, nuclear reactor core design, nuclear fuel-related licensing, oversight of nuclear fuel-related engineering products, and direct support of reactor operations. She worked for Southern Nuclear Operating Company (“SNC”) for 31 years, where she directed and conducted complex multi-disciplinary projects in support of SNC’s then six operating power reactors and the recently completed Vogtle Units 3 and 4. She served as the SNC lead for nuclear industry efforts to increase the uranium enrichment limit above 5 weight percent and to increase the current licensed fuel burnup limit. Ms. Hoxie-Key was the 2008 winner of the American Nuclear Society Oestmann Achievement Award for technical achievement in the fields of nuclear science, engineering, research, or education. She has held numerous nuclear industry leadership roles across the years, including Chairman of the World Nuclear Fuel Market Board of Governors between June 2016 and June 2018, Chairman of the Nuclear Energy Institute (“NEI”) Utility Fuel Committee, and member of the NEI Accident Tolerant Fuel Safety Benefits and Licensing Task Forces. She is a registered Professional Engineer in Alabama and Georgia. She is a Certified Director by the National Association of Corporate Directors.

Education:

Bachelor of Science in Nuclear Engineering, Mississippi State University Master of Science in Nuclear Engineering, Georgia Institute of Technology

Public Directorships (past 5 years):

enCore Energy Corp. (June 2022 to Present)

enCore Energy | 2026 Proxy Statement	9

Richard H. Little

Director, Chief Executive Officer

Principal Occupation:

Chief Executive Officer of enCore since April 2026.

Business Experience:

Mr. Little served as Interim Chief Executive Officer and Interim Chief Financial Officer of Permex Petroleum Corporation, an energy company, from January 2026 until April 2026, and as Chief Executive Officer of Fury Resources, Inc., a privately held independent energy company, from December 2023 through April 2026. Prior to that, Mr. Little was the Chief Executive Officer of Battalion Oil Company (NYSE: BATL) (formerly Halcon Resources Corporation), an oil and gas company, from June 2019 to April 2023.

Mr. Little served as Chief Executive Officer of Ajax Resources LLC from January 2018 to October 2018, and he previously served as Vice-President, Southern US Division of EP Energy Company.

Education:

Bachelor of Science, Petroleum Engineering, Texas A&M University

Public Directorships (past 5 years):

enCore Energy Corp. (April 2026 to Present)

Permex Petroleum Corporation (August 2024 to April 2026)

Battalion Oil Company (October 2019 to April 2023)

10	enCore Energy | 2026 Proxy Statement

Age: 63

Director Since: 2025

Areas of Expertise:

Strategic Vision & Planning, Risk Management, Environment & Sustainability, Industry Expertise, Mergers & Acquisitions, Property Acquisition & Disposition

Nathan A. Tewalt

Independent Director

Principal Occupation:

Chairman of Silver Predator Corp. since 2016. Co-Owner/Manager of Troy Resources LLC and Consulting Geologist for Galleon Gold Corp.

Business Experience:

Mr. Tewalt has served as Chairman of the board of directors of Silver Predator Corp., a mineral exploration company, since 2016, and as a member of the board of directors since 2012. He has also served as co-owner/manager of Troy Resources LLC, which owns the Gold Park Mine complex, since 2019. Mr. Tewalt previously served as the President, Chief Executive Officer and as a member of the board of directors at Wolfpack Gold Corp. (“Wolfpack”) from 2012 until May 2013 when the Company (which was named Tigris Uranium Corp. at the time) completed a reverse takeover of Wolfpack. In May 2013, he was appointed as the Chief Executive Officer and a member of the Board of the Company. Mr. Tewalt resigned as President and Chief Executive Officer of the Company in August 2014 and resigned as a member of the Board in June 2022. He has over 40 years of experience in mineral exploration and executive management positions for uranium, precious metals and base metal companies. In 2006, as President and Chief Executive Officer of Standard Uranium Inc., Mr. Tewalt completed a private company acquisition in Texas that resulted in the uranium explorer progressing from a private start-up in 2003, gaining a public listing in 2004, and winding up as a successful buy-out in 2006 by Energy Metals Corp. (subsequently acquired by Uranium One for $1.8B).

Education:

Bachelor of Science in Geology with an emphasis on ore deposit geology, Colorado State University

Public Directorships (past 5 years):

enCore Energy Corp. (May 2013 to June 2022 and April 2025 to Present); Silver Predator Corp (2012 to present)

enCore Energy | 2026 Proxy Statement	11

Wayne W. Heili

Independent Director, Chair of the Sustainability Committee

Principal Occupation:

Prior to January 2025, Mr. Heili served as Chief Executive Officer of Peninsula Energy Limited, a uranium extraction company.

Business Experience:

Mr. Heili is a metallurgical engineer specializing in uranium recovery throughout his more than 35 year professional career. Starting out in South Texas and later moving to Wyoming, Mr. Heili has held technical, managerial and senior executive roles in both major corporate and junior development uranium production companies. He served as Vice President of Mining beginning in February 2007 and as President and Chief Executive Officer beginning in August 2011 until 2015 of Ur-Energy Inc., a public uranium company, as it advanced projects from conception to production. Mr. Heili most recently served as the Chief Executive Officer of Peninsula Energy Limited as it successfully overcame a number of challenges in bringing the Lance Project in Wyoming to production status in 2025.

In a corporate capacity, Mr. Heili has successfully led teams charged with new project development, regulatory affairs, uranium marketing and investor relations campaigns. He served as an Executive Director of both Ur-Energy Inc. and Peninsula Energy Limited as well as holding Board of Directors position with the Uranium Producers of America, the Wyoming Mining Association and numerous community non-profit organizations.

Education:

Bachelor of Science in Metallurgical Engineering with a focus on minerals processing from Michigan Technological University

Public Directorships (past 5 years):

enCore Energy Corp. (December 2025 to Present)

Peninsula Energy Limited (April 2017 to January 2025)

Age: 60 Director Since: 2025 Areas of Expertise: Strategic Vision & Planning, Risk Management, Environment & Sustainability, Industry Expertise, Operations

12	enCore Energy | 2026 Proxy Statement

Below is a summary of the experience and skills of our director nominees.

Director Skills

Integrity and Accountability	●	●	●	●	●	●	●

Business Judgment	●	●	●	●	●	●	●

Senior Leadership	●	●	●	●	●	●	●

Health and Safety		●	●	●	●	●	●

Risk Management	●	●	●	●	●	●	●

Interpersonal Skills	●	●	●	●	●	●	●

Environmental Impact		●	●	●	●	●	●

Strategy Development and Implementation	●	●	●	●	●	●	●

Business Growth and Transformation	●	●	●	●	●	●	●

Management and Networking Skills	●	●	●	●	●	●	●

Sustainability	●	●	●	●	●	●	●

Stakeholder Engagement	●	●	●		●	●	●

Operational Excellence		●	●	●	●	●	●

Executive Performance Management	●	●	●	●	●	●	●

Public Company	●	●	●	●	●	●	●

Financial Skills	●	●		●	●	●	●

Compliance and Audit	●	●		●	●	●	●

New Board Director Recruitment and Selection	●	●	●	●	●	●	●

International Business Experience	●	●		●	●	●	●

Human Resources		●	●	●	●	●	●

Mining Industry	●	●	●	●	●	●	●

Investor Relations	●	●			●	●	●

Information Technology and Cybersecurity		●		●		●	●

enCore Energy | 2026 Proxy Statement	13

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, other than as disclosed herein, no proposed director of the Company:

(a)

is, as of the date of this proxy statement, or has been, within 10 years before the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

i.	was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or

ii.

was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b)

is, as of the date of this proxy statement, or has been within 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in the that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c)

has, within the 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director or executive officer;

(d)

has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(e)

has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

For the purposes of section (a) above, “order” means:

(a)	a cease trade order;

(b)	an order similar to a cease trade order; or

(c)	an order that denied the relevant company access to any exemption under securities legislation,

that was in effect for more than 30 consecutive days.

14	enCore Energy | 2026 Proxy Statement

Proposal 2 –

Advisory Vote to Approve

the Compensation of our Named Executive Officers

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are submitting the compensation of our named executive officers, as disclosed in this proxy statement, to our Shareholders for an advisory vote.

The vote on this proposal is not intended to address any specific element of compensation. Rather, the vote relates to the overall compensation of our named executive officers, as described in this proxy statement. We are asking our Shareholders to approve the following advisory resolution at our Meeting:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission and as described in this proxy statement is hereby APPROVED.”

You may vote “For”, “Against” or “Abstain” with respect to this “say-on-pay” proposal. The affirmative vote of a majority of the votes cast by Shareholders entitled to vote at the Meeting will constitute approval of this “say-on-pay” proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

This vote is advisory and is not binding on the Company, our Board or the Compensation Committee. However, the Compensation Committee expects to consider the outcome of this advisory vote in evaluating whether any actions are appropriate with respect to our compensation programs for our executive officers.

At the 2025 annual general meeting of shareholders, a majority of the Company’s shareholders voted in favor of holding advisory votes on the Company’s executive compensation on an annual basis, and, in light of this vote, the Board determined that the Company will hold future advisory votes annually. Unless the Board determines otherwise, we will continue to hold advisory votes on the Company’s executive compensation on an annual basis, and the next advisory vote following this year’s vote will be held at the 2027 annual general meeting of shareholders.

The Board unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

enCore Energy | 2026 Proxy Statement	15

Proposal 3 –

Ratify Appointment and Remuneration of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2026

The Board recommends that Shareholders vote to ratify the appoint of KPMG as the Company’s independent registered public accounting firm for the fiscal year 2026 and to authorize the directors to fix their remuneration. The power to fix the remuneration of the auditor has been delegated by the Board to the Audit Committee.

KPMG has served as the Company’s independent registered public accounting firm since November 2024 and has been selected by the Audit Committee to serve as the Company’s independent registered public accounting firm for 2026.

Representatives of KPMG are expected to attend the Meeting and will have the opportunity to make a statement. They will also be available to respond to appropriate questions.

Approval of this proposal requires the affirmative vote of the holders of a majority in voting power of our Common Shares that are present in person or by proxy and entitled to vote thereon. Abstentions will have the same effect as a vote against this proposal.

Change in Accountants. On November 15, 2024, the Company replaced Davidson & Company LLP (“Davidson”) as the Company’s independent registered public accounting firm upon retaining KPMG. The Audit Committee approved the replacement of Davidson. The audit reports of Davidson on the financial statements of the Company as of and for the fiscal years ended December 2023 and 2022 in conformity with IFRS Accounting Standards as issued by the International Accounting Standards Board did not contain any adverse opinion or disclaimer of opinion, nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2023 and during the period of January 1, 2023 through the date Davidson was replaced, there were no disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Davidson’s satisfaction, would have caused Davidson to make reference in connection with its opinion to the subject matter of the disagreement. No “reportable events”, as that term is described in Item 304 of Regulation S-K, occurred within the fiscal year ended December 31, 2023 and subsequently up to the date Davidson was replaced.

Following the replacement of Davidson, the Company engaged KPMG as the Company’s independent registered public accounting firm on November 15, 2024. During the 2022 and 2023 fiscal years and through November 15, 2024, the Company had not consulted with KPMG regarding (1) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and KPMG did not provide any written report or oral advice that KPMG concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (2) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

16	enCore Energy | 2026 Proxy Statement

The change in independent auditors was previously disclosed in the Company’s Current Report on Form 6-K filed with the SEC on November 27, 2024 and in the Company’s Annual Report on Form 10-K filed with the SEC on March 3, 2025. A copy of Davidson’s related letter addressed to the SEC, dated March 3, 2025, was included as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024.

Audit and Non-Audit Fees. The following table presents fees for audit services rendered by KPMG during the year ended December 31, 2024 and 2025.

	2025	2024

Audit Fees(1)	$1,835,000	$2,000,000

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	26,494	26,052

Total	$1,861,494	$2,026,052
(1)

Includes fees for audits of our annual financial statements, reviews of the related quarterly financial statements, and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements, including comfort letters and consents issued in connection with SEC filings and reviews of documents filed with the SEC. Also includes fees incurred for the audit of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Pursuant to the charter of the Audit Committee, the Audit Committee is responsible for the oversight of our accounting, reporting and financial practices. The Audit Committee has the responsibility to select, appoint, engage, oversee, retain, evaluate and terminate our external auditors; pre-approve all audit and non-audit services to be provided to the Company by the external auditors, consistent with all applicable laws; and establish the fees and other compensation to be paid to our external auditors.

The Audit Committee has adopted a policy to pre-approve all audit and permitted non-audit services provided by our external auditors. All audit and non-audit services for 2025 were pre-approved by the Audit Committee.

The Board unanimously recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2026 and the authorization of the directors to fix its remuneration.

enCore Energy | 2026 Proxy Statement	17

Corporate Governance

Board of Directors

The composition of the Board currently consists of the following eight members: William M. Sheriff, William B. Harris, Mark S. Pelizza, Susan Hoxie-Key, Richard H. Little, Nathan A. Tewalt, Wayne W. Heili, and Robert J. Willette. The Board did not renominate Mr. Willette for election at the Meeting. Immediately following the Meeting, the number of directors of the Board will automatically decrease from eight to seven members. There are currently five Board members, William B. Harris, Mark S. Pelizza, Susan Hoxie-Key, Nathan A. Tewalt and Wayne W. Heili, who are considered to be independent for purposes of membership on the Board in accordance with Nasdaq rules and applicable Canadian securities laws. As Chief Executive Officer of the Company, Mr. Little is not considered to be independent, and as Executive Chairman, Mr. Sheriff is not considered independent. Each director serves a one-year term expiring at each annual general meeting of Shareholders and lasting until his or her respective successor is duly elected and qualified.

Other Directorships

The following table sets forth the directors of the Company who are currently directors of other U.S. and/or Canadian reporting issuers as of April 16, 2026:

Name of Director	Name of Other Reporting Issuer

William M. Sheriff	Verdera Energy Corp. Urano Energy Corp. Scorpio Gold Corporation

William B. Harris	Scandium International Mining Corp.

Mark S. Pelizza	Verdera Energy Corp.

Susan Hoxie-Key	N/A

Richard H. Little	N/A

Nathan A. Tewalt	Silver Predator Corp.

Wayne W. Heili	N/A

Robert J. Willette	N/A

Director Compensation

Summary of 2025 Director Compensation

We provide the following compensation for non-management directors:

●	each non-management director receives an annual fee of $70,000, payable in cash;

●	the Audit Committee Chair and, beginning in 2026, the Lead Independent Director each receive an additional annual fee of $22,000, payable in cash; and

●	each non-management director receives an annual equity award.

18	enCore Energy | 2026 Proxy Statement

We also reimburse directors for all expenses incurred in attending Board and committee meetings.

In 2025, non-management directors received an annual equity award with the following values: $71,300 for Mr. Harris, $87,000 for Mr. Pelizza, and $82,900 for Ms. Hoxie-Key and Dr. Stover. Messrs. Tewalt and Heili did not receive an annual equity award because they were appointed to the Board on April 15, 2025 and December 1, 2025, respectively, and received grants at the time of their appointment.

Additionally, to compensate our non-management directors for extraordinary efforts and time spent in leading the Company through a management transition, each director was granted a one-time award of the following restricted stock units (“RSUs”), which vest ratably over a two-year period: Mr. Harris (207,500 RSUs), Mr. Pelizza (167,500 RSUs), Ms. Hoxie-Key (147,500 RSUs), Mr. Tewalt (70,000 RSUs), and Dr. Stover (172,500 RSUs). Subsequently, Dr. Stover resigned from the Board effective December 31, 2025.

Director Compensation for 2026

The Compensation Committee determined that there would be no changes to the annual cash fee payable to each non-management director. Additionally, the Compensation Committee anticipates granting an annual equity award to each non-management director with a value of approximately $130,000, representing the 50th percentile of non-management director equity awards for the Company’s compensation peer group for 2025.

Director Compensation Table

The following table provides information regarding the compensation of our non-management directors for the year ended December 31, 2025. As officers of the Company during 2025, Messrs. Goranson, Sheriff and Willette were not eligible for additional compensation in connection with their service on the Board and as such, their compensation is discussed under Executive Compensation below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Other Compensation ($)	Total ($)

WILLIAM B. HARRIS(3)	92,000	—	802,493	—	894,493

MARK S. PELIZZA(4)	178,000	—	681,852	—	859,852

SUSAN HOXIE-KEY	70,000	—	607,712	—	677,712

NATHAN A. TEWALT(5)	50,361	—	503,150	—	553,511

WAYNE W. HEILI(6)	—	265,000	66,250	—	331,250

DENNIS E. STOVER(7)	150,000	—	694,462	—	844,462

STACY NIEUWOUDT(8)	44,167	—	—	37,500	81,667
(1)

The amounts reported in this column for 2025 represent the grant date fair value of stock options under the 2024 Long Term Incentive Plan granted in the year determined in accordance with ASC Topic 718. There can be no assurance that these values will ever be realized. See Note 14, “Share-based Compensation” to the consolidated financial statements included in our 2025 Annual Report on Form 10-K for the assumptions made in determining these values.

(2)

The amounts reported in this column for 2025 represent the grant date fair value of RSUs under the 2024 Long Term Incentive Plan granted in the year. This column includes one-time grants of RSUs, which vest ratably over a two-year period, to compensate our non-management directors for extraordinary efforts and time spent in leading the Company through a management transition, as follows: Mr. Harris (207,500 RSUs), Mr. Pelizza (167,500 RSUs), Ms. Hoxie-Key (147,500 RSUs), Mr. Tewalt (70,000 RSUs), and Dr. Stover (172,500 RSUs). Subsequently, Dr. Stover resigned from the Board effective December 31, 2025.

(3)

The cash fees owed to Mr. Harris were paid to Solo Management Group, LLC, a limited liability company owned by Mr. Harris and his spouse, and the equity awards granted to Mr. Harris were made to him directly as an individual.

(4)	Mr. Pelizza was paid an additional fee for serving on the Company’s Operational Oversight Committee from March 2025 through October 2025.
(5)	Mr. Tewalt was appointed to the Board on April 15, 2025.
(6)	Mr. Heili was appointed to the Board on December 1, 2025.
(7)

The cash fees owed to Dr. Stover were paid to Stover Alliance, LLC, and the equity awards granted to Dr. Stover were made to him directly as an individual. Dr. Stover resigned from the Board, effective December 31, 2025.

(8)

Ms. Nieuwoudt resigned from the Board, effective August 29, 2025. In connection with her resignation, the Board approved paying Ms. Nieuwoudt $37,500, representing approximately six months of director compensation.

enCore Energy | 2026 Proxy Statement	19

Director Independence

The Board will review at least annually the independence of each director. During these reviews, the Board will consider transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. This review will be based primarily on responses of the directors to questions in a directors’ and officers’ questionnaire regarding employment, business, familial, compensation and other relationships with the Company and our management. Our Board has determined that each of William B. Harris, Mark S. Pelizza, Susan Hoxie-Key, Nathan A. Tewalt, Wayne W. Heili are, and former directors Dennis E. Stover and Stacy Nieuwoudt were, independent in accordance with Nasdaq rules and applicable Canadian securities laws. As required by Nasdaq, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Chair of the Board

The Board has concluded that William M. Sheriff, the Chair of the Board, is not an independent director. See “Board of Directors” above. Because the Chair of the Board is not independent, the directors have appointed Mark S. Pelizza to act as “lead independent director.” Mr. Pelizza has assumed responsibility for providing leadership to enhance the effectiveness and independence of the Board. See “Board Leadership Structure and Board’s Role in Risk Oversight” below.

Corporate Governance

We believe that good corporate governance is important to ensure that we are managed for the long-term benefit of our Shareholders. We and our Board have reviewed the corporate governance policies and practices of other public companies, as well as those suggested by various authorities in corporate governance. We have also considered the provisions of the Sarbanes-Oxley Act, SEC and Nasdaq rules and applicable Canadian securities laws.

Based on this review, we have established and adopted a Board Mandate, charters for the Audit Committee, Compensation Committee and Governance and Nominating Committee, and a Code of Business Conduct and Ethics (the “Code”) applicable to all of our directors, officers and employees. The Board monitors compliance with the Code through the Chair of the Audit Committee and the Chief Executive Officer. The Code provides that each person is personally responsible for, and it is their duty to report violations or suspected violations of, the Code and that no person will be discriminated against for reporting what that person reasonably believes to be a breach of the Code or any law or regulation.

Our Board Mandate, committee charters and Code are available on our website (www.encoreuranium.com) in the Corporate—Governance section, along with other corporate governance policies. Copies of these documents are also available upon written request to our Corporate Secretary at c/o enCore Energy Corp., One Galleria Tower, 13355 Noel Road, Suite 1700, Dallas, Texas 75240, Attention: Corporate Secretary. We will post information regarding any amendment to, or waiver from, the Code on our website in the Governance section.

Furthermore, our Insider Trading Policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards, (1) governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers, employees of the Company and the Company itself and (2) prohibits our directors and certain employees, including all of our executive officers, from engaging in hedging transactions with respect to our securities, including entering into options, warrants, puts, calls or similar instruments or selling our securities short.

The Board periodically reviews its corporate governance policies and practices. Based on these reviews, the Board may adopt changes to policies and practices that are in the best interest of our Shareholders and as appropriate to comply with any new SEC or Nasdaq rules or applicable Canadian securities laws.

20	enCore Energy | 2026 Proxy Statement

Management and Board Responsibilities

The Board has adopted a position description for the Chief Executive Officer, the Executive Chair of the Board and the lead independent director. The Chief Executive Officer and the Company’s management team are responsible for the management of the Company’s operations and for executing the decisions of the Board. The Board is advised on a regular basis as to the results being achieved, and the Board is presented for approval all material plans and strategies, in keeping with the Company’s overall strategic direction as determined by the Board. In addition to those matters which by law must be approved by the Board, prior approval by the Board (or a committee thereof) is required for all matters of policy and all actions proposed to be taken by the Company which are not in the ordinary course of its operations. In particular, the Board approves the appointment of all executive officers of the Company and approves all material transactions.

Orientation and Continuing Education

When new directors are elected or appointed, they receive orientation on the Company’s business, current projects, reports on operations and results, public disclosure filings, industry reports, and the responsibilities of directors. The Company encourages its new directors to attend industry workshops and seminars, regularly frequented by our existing directors, to further enhance their understanding of the industry. With respect to continuing education, Board meetings may include presentations by the Company’s management and third-party advisors and consultants to give the directors additional insight into the Company’s business. In addition, management of the Company is available for discussion with all Board members on an ongoing basis.

Additionally, several of the Company’s directors achieved certification through the National Association of Corporate Directors’ Directorship Certification Program.

Majority Voting Policy

The Board has adopted a Majority Voting Policy stipulating that Shareholders are entitled to vote in favor of, or withhold from voting for, each individual director nominee at a Shareholders’ meeting. If the number of Common Shares “withheld” for any nominee exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, the director shall immediately tender their written resignation to the Board. The Board shall determine whether or not to accept the resignation within ninety (90) days following the applicable Shareholders’ meeting. Any director who tenders his or her resignation pursuant to this Majority Voting Policy shall not participate in the deliberations of the Governance and Nominating Committee or the Board regarding the resignation. The resignation will be effective when accepted by the Board. If a resignation is accepted, the Board may leave the resulting vacancy unfilled until the next annual general meeting or it may fill the vacancy through the appointment of a new director. Following the Board’s decision on the resignation, the Board shall promptly disclose, via press release, its decision whether or not to accept the director’s proposed resignation.

Board Leadership Structure and Board’s Role in Risk Oversight

William M. Sheriff, Executive Chairman, serves as Chair of the Board. The Board believes that combining these positions is the most effective leadership structure for the Company at this time. As Executive Chairman, Mr. Sheriff is involved in day-to-day operations and is familiar with the opportunities and challenges that the Company faces at any given time. With this insight, he is able to assist the Board in setting strategic priorities, lead the discussion of business and strategic matters and translate Board recommendations into Company operations and policies.

The Board has appointed Mark S. Pelizza as its lead independent director. His key responsibilities in this role include facilitating the functioning of the Board independently of the Company’s management and maintaining and enhancing the quality of the Company’s governance practices. The Board will consider, on an ongoing basis, whether additional structures or processes are needed to permit it to function independently of the management of the Company.

enCore Energy | 2026 Proxy Statement	21

Company management is responsible for the day-to-day management of risks impacting the Company, while the Board, as a whole and through the Audit Committee, is responsible for overseeing our business and affairs, including overseeing our risk assessment and risk management functions. The Board has delegated responsibility for reviewing our policies with respect to risk assessment and risk management to our Audit Committee through its charter. The Board has determined that this oversight responsibility can be most efficiently performed by our Audit Committee as part of its overall responsibility for providing independent, objective oversight with respect to our accounting and financial reporting functions, internal and external audit functions, systems of internal controls over financial reporting and legal, ethical and regulatory compliance. Our Board has also delegated the oversight of risks related to cybersecurity to our Audit Committee and risks related to environmental, social and governance matters to our Sustainability Committee and Governance and Nominating Committee. Our Audit Committee, Sustainability Committee, and Governance and Nominating Committee regularly report to the Board with respect to their oversight of these areas.

Board Meetings

The Board held 20 meetings during the fiscal year ended December 31, 2025. Each director serving on the Board in 2025 attended at least 75% of the total number of meetings of the Board and at least 75% of the total number of meetings of the committees on which he or she served during the time they served on the Board.

Each director endeavors to attend all Board meetings. On occasion, they may not be able to do so because of travel schedules, access to communication devices, personal situations or time zone restrictions. Management makes significant efforts to provide reasonable notice to the directors when scheduling meetings. However, as situations arise, and decisions are required, not all meetings will be able to accommodate the schedules of all individuals. In those cases, the director chooses a fellow director or the Chief Executive Officer to discuss and represent their views at the meeting by proxy.

Director Attendance at Annual Meetings of Shareholders

Each director is expected to attend the annual general meeting of Shareholders. All of the Company’s directors at the time of the 2025 annual meeting of Shareholders attended the annual meeting.

Board Committees

The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board.

Audit Committee

Our Audit Committee consists of Mr. Harris, Ms. Hoxie-Key and Mr. Tewalt, with Mr. Harris serving as chair of the committee. The Board has determined that Mr. Harris qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations. The Board has also determined that each of Mr. Harris, Ms. Hoxie-Key and Mr. Tewalt is “financially literate” as required by the Nasdaq rules and National Instrument 52-110 – Audit Committees (“NI 52-110”) and is independent as defined by Nasdaq rules, SEC requirements and NI 52-110 relating to the independence of Audit Committee members. The Audit Committee met nine times during the fiscal year ended December 31, 2025. Our Audit Committee charter details the principal functions of the Audit Committee, including oversight related to:

●	our accounting and financial reporting processes;

●	the integrity of our consolidated financial statements;

●	our systems of disclosure controls and procedures and internal control over financial reporting;

●	our compliance with financial, legal and regulatory requirements;

22	enCore Energy | 2026 Proxy Statement

●	the performance of our internal audit function;

●	our overall risk assessment and management; and

●	our process for assessing, identifying and managing cybersecurity and technology-related risks.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement. A copy of the Audit Committee charter is available under the Corporate—Governance section of the Company’s website at www.encoreuranium.com.

Compensation Committee

Our Compensation Committee consists of Mr. Pelizza, Mr. Harris and Mr. Heili, with Mr. Pelizza serving as chair of the committee. The Board has determined that each of Mr. Pelizza, Mr. Harris and Mr. Heili is independent as defined by Nasdaq rules, SEC requirements and applicable Canadian securities laws relating to the independence of Compensation Committee members. The Compensation Committee met seven times during the fiscal year ended December 31, 2025. The Compensation Committee is responsible for reviewing and determining the adequacy and form of compensation paid to the Company’s directors, executives, and key employees. The Compensation Committee evaluates the performance of senior management measured against the Company’s business goals and industry compensation levels.

Our Compensation Committee charter details the principal functions of the Compensation Committee, including:

●	reviewing our compensation policies and plans;

●	implementing and administering a long-term incentive plan;

●	reviewing, evaluating and approving management’s succession plans for executive management;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	producing a report on compensation to be included in our annual proxy statement, as required; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee has the sole authority to retain and terminate compensation consultants to assist in the evaluation of our compensation and the sole authority to approve the fees and other retention terms of such compensation consultants. The Compensation Committee may, in its discretion, delegate specific duties and responsibilities to a subcommittee or an individual committee member, to the extent permitted by applicable law. The Compensation Committee is also able to retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. A copy of the Compensation Committee charter is available under the Corporate—Governance section of the Company’s website at www.encoreuranium.com.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Ms. Hoxie-Key, Mr. Harris and Mr. Pelizza, with Ms. Hoxie-Key serving as chair of the committee. The Board has determined that each of Ms. Hoxie-Key, Mr. Harris and Mr. Pelizza is independent as defined by Nasdaq rules and applicable Canadian securities laws. The Governance and Nominating Committee met five times during the fiscal year ended December 31, 2025. The Governance and Nominating Committee assists the Board in developing the Company’s approach to corporate governance, including developing and monitoring a set of corporate governance principles and guidelines that are specifically applicable to the Company, and to identify and recommend to the Board qualified nominees for appointment or election as directors. This includes evaluating individual directors, including their skills and qualifications, and the performance of the committees of the Board.

enCore Energy | 2026 Proxy Statement	23

Our Governance and Nominating Committee charter details the principal functions of the Governance and Nominating Committee, including:

●

reviewing the characteristics of current Board members, determining if any characteristics are lacking and using these measures in identifying and recommending to the Board qualified candidates for election as directors;

●	developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

●	reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

●	recommending to the Board nominees for each committee of the Board;

●	annually facilitating the assessment of the Board’s performance, as required by applicable law, regulations and the Nasdaq corporate governance listing standards;

●	developing an orientation and education program for new recruits to the Board as well as ongoing development of current directors, including a reference manual for directors;

●	annually reviewing and making recommendations to the Board regarding revisions to the corporate governance guidelines and the Code; and

●	considering questions as to the appropriateness of a director engaging an outside advisor of the Company in circumstances required by policies of the Board.

The Governance and Nominating Committee has the sole authority to retain and terminate any search firm to assist in the identification of director candidates and the sole authority to set the fees and other retention terms of such search firms. The Governance and Nominating Committee is also able to retain independent counsel and other independent advisors to assist it in carrying out its responsibilities. A copy of the Governance and Nominating Committee charter is available under the Corporate—Governance section of the Company’s website at www.encoreuranium.com.

Other Board Committees

Other than the Audit Committee, Compensation Committee and Governance and Nominating Committee, the Board currently has four standing committees: the Investment Committee, the Sustainability Committee, the Disclosure Committee, and the Technical Advisory Committee.

The Investment Committee is generally responsible for the oversight of the Company’s investment transactions, management, policies and guidelines, including review of investment manager selection (if any), establishment of investment benchmarks, and oversight of investment risk management exposure policies and guidelines. The Investment Committee has authority to retain financial investment consultants and legal professionals and to conduct all necessary investigations appropriate to fulfilling its duties and responsibilities in consultation with the Board. Mr. Sheriff serves as Chair of the Investment Committee.

The Sustainability Committee oversees the development and implementation of policies and best practices relating to health, safety, environmental and sustainability matters to ensure compliance with applicable laws, regulations, and policies in the jurisdictions in which the Company carries on business. The current members of the Sustainability Committee are Mr. Heili, Mr. Pelizza, and Mr. Tewalt, with Mr. Heili serving as the Chair of the Sustainability Committee.

The Disclosure Committee is generally responsible for considering the materiality of information and determining disclosure obligations on a timely basis in accordance with applicable rules and regulations, and reports to the Company’s Audit Committee. The Disclosure Committee also reviews and approves all disclosure (including electronic, written and oral disclosure) prepared by or on behalf of the Company, in advance of public release, reviews risk factors and forward-looking statement language, and oversees the disclosure controls, procedures and practices of the Company.

24	enCore Energy | 2026 Proxy Statement

The Technical Advisory Committee assists management and the Board in carrying out their respective duties and responsibilities relating to technical aspects of exploration, project development, production operations, site reclamation, and ground water restoration. The Committee’s duties and responsibilities include providing technical support for Company activities, providing the Company’s Chief Operating Officer with recommendations for economic, environmental, as well as health and safety enhancements to Company activities, and researching and advising the Company on special projects identified by Company management. Dr. Stover serves as Chair of the Technical Advisory Committee.

Qualifications for Director Nominees

The Governance and Nominating Committee is responsible for reviewing with the Board, at least annually, the appropriate skills and experience required for members of the Board. This assessment includes factors such as judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

In connection with this assessment, the Governance and Nominating Committee will identify individuals believed to be qualified to become Board members and recommend candidates to the Board to fill new or vacant positions. The Governance and Nominating Committee will also review the qualifications of, and make recommendations to the Board regarding, director nominations submitted to the Company by Shareholders in accordance with the Company’s Articles or otherwise using the same assessment process described above. In addition, the Governance and Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board as part of its annual review and selection process. The Governance and Nominating Committee will use the same factors established for new director candidates to make its evaluation and will also take into account the incumbent director’s performance as a Board member.

The Governance and Nominating Committee considers diversity in its broadest sense, including diversity in professional and life experiences, education, skills, perspectives and leadership. Importantly, the Governance and Nominating Committee focuses on how the experiences and skill sets of each director nominee complements those of fellow directors and director nominees to create a balanced Board with diverse viewpoints and deep expertise. The Company believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Company’s goal of creating a Board that best serves our needs and those of our Shareholders.

Director Candidate Recommendations by Shareholders

The Governance and Nominating Committee will review and evaluate any director nominations submitted by Shareholders, including reviewing the qualifications of, and making recommendations to the Board regarding, director nominations submitted by Shareholders in the same manner as described under “Qualifications for Director Nominees.” See “Communications with the Board of Directors” below for additional information on how to submit a director nomination to the Board.

Communications with the Board of Directors

Any Shareholder or other interested party who wishes to communicate directly with the Board or any of its members may do so by writing to: Board of Directors, c/o enCore Energy Corp., 13355 Noel Road, Suite 1700, Dallas, Texas 75240, Attention: Corporate Secretary. The mailing envelope should clearly indicate whether the communication is intended for the Board as a whole, the non-management directors or a specific director.

enCore Energy | 2026 Proxy Statement	25

Shareholder Nominations

The Company’s Articles provide that nominations for individuals for election to the Board may be made only (i) by or at the direction of the Board, including pursuant to our notice of the meeting, (ii) by or at the direction or request of one or more Shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (British Columbia), or a requisition of the Shareholders made in accordance with the provisions of the Business Corporations Act (British Columbia) or (iii) by any Shareholder who was a Shareholder of record both at the time of giving the notice required by our Articles and at the time of the meeting, who is entitled to vote at the meeting in the election of such nominee and has provided notice to us within the time period and containing the information, certifications and other materials, specified in the Advance Notice Provisions and who has complied with the other procedural requirements set forth in our Articles. See “Shareholder Proposals for the 2027 Annual Meeting of Shareholders” below for how to submit a timely notice.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of the shares of our common stock to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. The SEC rules require us to disclose late filings of initial reports of stock ownership and changes in stock ownership by our directors, executive officers, and 10% stockholders.

Based solely on a review of copies of Forms 3, 4, and 5 filed with the SEC, we believe that during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our directors, executive officers, and 10% stockholders were completed in a timely manner, except the following reports: (i) a Form 3 filed in January 2025 reporting the holdings of Susan Hoxie-Key, (ii) a Form 3 filed in May 2025 reporting the holdings of Nathan Tewalt, (iii) a Form 3 filed in August 2025 reporting the holdings of Dain McCoig, (iv) a Form 3 filed in November 2025 reporting the holdings of Robert W. Hudson, Jr., (v) a Form 4 reporting a transaction for William Sheriff filed in January 2025, and (vi) a Form 4 reporting a transaction for Robert W. Hudson, Jr. filed in November 2025.

26	enCore Energy | 2026 Proxy Statement

Executive Officers

The following sets forth information regarding the executive officers of the Company as of April 30, 2026:

Name	Age	Positions

William M. Sheriff	67	Executive Chairman

Richard H. Little	53	Chief Executive Officer

Kevin Kremke	53	Chief Financial Officer

Dain McCoig	45	Chief Operating Officer

Robert W. Hudson, Jr.	45	Senior Vice President, General Counsel and Corporate Secretary

Information regarding Mr. Sheriff and Mr. Little is included above under “Election of Directors.”

Mr. Kremke has served as the Company’s Chief Financial Officer since October 2025. Previously, Mr. Kremke served as the Chief Financial Officer at Gopher Resource, a national environmental solutions provider, from December 2020 until October 2025 and Chief Financial Officer at JumpCrew from June 2019 until October 2020. From April 2017 until March 2019, Mr. Kremke served as Executive Vice President, Chief Financial Officer at Delek US Holdings, Inc. Mr. Kremke holds a Master in Business Administration from the University of Chicago Booth School of Business and Bachelor of Science from Ball State University.

Mr. McCoig has served as the Company’s Chief Operating Officer since July 2025 and in various other roles with the Company since June 2023, including Director of Technical Services from June 2023 to April 2025 and Senior Vice President of Operations from April 2025 to July 2025. Prior to that, Mr. McCoig held various roles at Westwater Resources, Inc., a mineral resource exploration company, from June 2004 to May 2023, most recently serving as their Vice President of Operations. Mr. McCoig is a licensed Professional Engineer in Texas and Alabama and holds a Bachelor of Science in Engineering from the Colorado School of Mines and is pursuing his Masters in Business Administration at Auburn University. He is actively involved in industry groups including SME and various mining associations.

Mr. Hudson has served as the Company’s Senior Vice President, General Counsel and Corporate Secretary since October 2025. He previously served as Vice President – Corporate Governance and SEC at Wingstop Inc., a fast-casual restaurant business, from June 2024 to November 2025, and Assistant General Counsel – Corporate and Human Resources at Denbury Inc., an energy company, from December 2012 to June 2024. Mr. Hudson began his legal career at Jones Day in Dallas, Texas. Mr. Hudson holds a Bachelor of Science in Psychology from Texas A&M University and a Juris Doctor degree from Southern Methodist University.

enCore Energy | 2026 Proxy Statement	27

Executive Compensation

Overview of Compensation Program

Compensation Philosophy and Objectives

The Company’s compensation policies and programs are designed to be competitive with similar companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee’s role and philosophy, among other things, are to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s CEO and other executive officers, are aligned with the Company’s overall business objectives and shareholders’ interests.

The Company’s executive compensation program is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, qualified and effective executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	aligning the interests of these executives with those of the Company’s shareholders.

In addition to comparable industry data, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, the implications of the risks associated with the Company’s compensation policies and programs in light of the financial performance of the Company, the overall financial and operating performance of the Company and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

Based on the foregoing objectives, the Compensation Committee has structured our executive compensation programs to motivate our executives to achieve the business goals set by us and to reward the executives for achieving those goals. In evaluating executive compensation, the Compensation Committee considers a variety of factors including market demands, internal equity and compensation benchmarking of the companies we compete with for talent.

The Compensation Process

Role of the Board and Compensation Committee

The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the executive officers of the Company, although the Compensation Committee guides it in this role. The Board determines the type and amount of compensation for the Chief Executive Officer. The Board also reviews the compensation of the Company’s senior executives.

The current members of the Compensation Committee are Mark S. Pelizza (Chair), William B. Harris, and Wayne W. Heili. The function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to executive officer compensation. The Compensation Committee recommends to the Board for approval, and is actively engaged in the design and implementation of, the Company’s executive compensation program, with the support of the independent compensation consultant.

28	enCore Energy | 2026 Proxy Statement

The Compensation Committee has been empowered to:

●	review the compensation levels of the executive officers of the Company and to report thereon to the Board;

●	to review the strategic objectives of the long-term incentive compensation plans of the Company; and

●

to consider any other matters which, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to the Board concerning the compensation levels of the Company’s executive officers.

Role of the Independent Compensation Consultant

For 2025 compensation decisions, the Compensation Committee utilized Ernst & Young LLP (“E&Y”) as its independent compensation consultant to provide advice on executive compensation matters. The independent compensation consultant:

●	Provided information on executive compensation competitive market data.

●

In consultation with Company management, evaluated the peer group and developed peer group proxy data and survey data from likely sources of competition for executive talent to assess competitive levels and target compensation.

●	Reviewed and advised the Compensation Committee on executive compensation philosophy and programs, pay and performance alignment, and program design.

●	Identified market trends and practices and advised the Compensation Committee on program design implications.

●	Advised the Compensation Committee on other topics as the Compensation Committee deemed appropriate.

The Compensation Committee reviewed the independence of E&Y in light of SEC rules and Nasdaq listing standards regarding compensation consultants and concluded that the work of E&Y for the Compensation Committee did not raise any conflict of interest.

Role of Management

In making compensation decisions for executive officers reporting to the CEO, the Compensation Committee solicits the views of the CEO and the independent compensation consultant. The Compensation Committee conducts executive sessions without the CEO present. The CEO does not make recommendations to the Compensation Committee regarding the CEO’s own compensation.

Use of Competitive Compensation Data

With the assistance of the Compensation Committee’s independent compensation consultant, the Compensation Committee established a peer group of companies to assist the Company, the Compensation Committee, and the Board in understanding the current competitiveness of the total direct compensation (“TDC”) of its executive officers as compared to market practices. The Company used the data from the peer groups to benchmark TDC, which includes the level of base salaries and the mix, form and size of annual and long-term incentives provided to executive officers of similar companies to enCore in terms of industry and size.

enCore Energy | 2026 Proxy Statement	29

Employment Agreements

The Company had employment agreements in place with its named executive officers for 2025. Below is a summary of the material terms of the employment agreements. The below summaries are qualified in all respects by reference to the underlying employment agreement.

Robert Willette

Pursuant to Mr. Willette’s September 24, 2025 employment agreement with enCore, Mr. Willette served as Chief Executive Officer of the Company until April 20, 2026. The initial term of the agreement was one year, with automatic one-year renewals thereafter unless either party provided notice of nonrenewal or otherwise terminated the agreement. Mr. Willette was entitled to receive (i) a base salary of $550,000, (ii) an annual bonus target opportunity equal to 75% of his then-current base salary and (iii) an annual long-term target incentive award equal to 150% of his then-current base salary (60% in the form of restricted stock units and 40% in the form of stock options). The agreement also provided that Mr. Willette was subject to certain restrictive covenants, confidentiality, non-competition and non-solicitation provisions, including upon termination. In the event that Mr. Willette’s employment was terminated by the Company without Cause (as defined in the employment agreement) or due to a change in control, Mr. Willette was entitled to receive any accrued but unpaid salary and other benefits, a cash amount equal to two times the sum of his base salary and annual bonus (calculated at 75% of his base salary) for the calendar year containing his termination date and an amount equal to 18 months of the COBRA premium for continued health coverage for Mr. Willette and his eligible dependents, subject to Mr. Willette complying with the restrictive covenants listed above and executing a general release agreement within 55 days of his termination releasing and waiving any and all claims, demands, actions and suits against the Company. In connection with Mr. Willette’s departure effective as of April 20, 2026, the Company expects to enter into a separation agreement with Mr. Willette setting forth the terms of Mr. Willette’s separation and including a general release agreement. The material terms of the separation agreement had not been finalized as of April 20, 2026.

Dain McCoig

Pursuant to Mr. McCoig’s July 28, 2025 employment agreement with enCore, Mr. McCoig serves as Chief Operating Officer of the Company. The initial term of the agreement is one year, with automatic one-year renewals thereafter unless either party provides notice of nonrenewal or otherwise terminates the agreement. Mr. McCoig is entitled to receive (i) a base salary of $350,000, (ii) an annual bonus target opportunity equal to 50% of his then-current base salary and (iii) an annual long-term target incentive award at the discretion of the Compensation Committee. The agreement also provides that Mr. McCoig is subject to certain restrictive covenants, confidentiality, non-competition and non-solicitation provisions, including upon termination. In the event that Mr. McCoig’s employment is terminated by the Company without Cause (as defined in the employment agreement) or due to a change in control, Mr. McCoig is entitled to receive any accrued but unpaid salary and other benefits, a cash amount equal to one year of his base salary and annual bonus (calculated at 50% of his base salary) for the calendar year containing his termination date and an amount equal to 18 months of the COBRA premium for continued health coverage for Mr. McCoig and his eligible dependents, subject to Mr. McCoig complying with the restrictive covenants listed above and executing a general release agreement within 55 days of his termination releasing and waiving any and all claims, demands, actions and suits against the Company.

30	enCore Energy | 2026 Proxy Statement

William M. Sheriff

Pursuant to Mr. Sheriff’s September 24, 2025 employment agreement with enCore, Mr. Sheriff served as Executive Chairman of the Company until March 2, 2026. The initial term of the agreement was one year, with automatic one-year
renewals thereafter unless either party provided notice of nonrenewal or otherwise terminated the agreement. Mr. Sheriff was entitled to receive (i) a base salary of $425,000, (ii) an annual bonus target opportunity of 75% of his then-current base salary and (iii) an annual long-term target incentive award equal to 200% of his then-current base salary (100% in the form of stock options). The agreement also provided that Mr. Sheriff was subject to certain restrictive covenants, confidentiality, non-competition
and
non-solicitation
provisions, including upon termination. On March 2, 2026, Mr. Sheriff retired as Executive Chairman and director of the Company and retained an advisory role as a Senior Advisor on the Company’s Technical Advisory Committee. In connection with Mr. Sheriff’s appointment as Executive Chairman in April 2026, enCore and Mr. Sheriff entered into an employment agreement, dated April 20, 2026 with an initial term of one year with automatic one-year renewals thereafter unless either party provides notice of nonrenewal or otherwise terminates the agreement. Mr. Sheriff is entitled to receive (i) a base salary of $375,000, (ii) an annual bonus target opportunity equal to 10% of the realized profits that the Company receives in cash each taxable year of his employment from the marketable securities and other investment assets held by the Company and managed by Mr. Sheriff, (iii) potential for an extraordinary bonus for corporate acquisitions, disposals and/or merger of companies and document cost savings for managing any at-the-market offerings, (iv) an annual long-term target incentive award equal to 100% of his annual base salary (50% in the form of stock options and 50% in the form of performance stock units). The agreement also provides that Mr. Sheriff is subject to certain restrictive covenants, confidentiality, non-competition and non-solicitation provisions, including upon termination. In the event that Mr. Sheriff’s employment is terminated by the Company without Cause (as defined in the employment agreement) or due to a change in control, Mr. Sheriff is entitled to receive (i) any accrued but unpaid salary and other benefits, (ii) a cash amount equal to two and a half times the sum of his base salary for the calendar year containing his termination date, (iii) an incentive bonus equal to 10% of the realized profits that the Company has received in cash from the marketable securities and other investment assets held by the Company and managed by Mr. Sheriff from January 1st of the year of termination through the termination date and (iv) an amount equal to 18 months of the COBRA premium for continued health coverage for Mr. Sheriff and his eligible dependents, subject to Mr. Sheriff complying with the restrictive covenants listed above and executing a general release agreement within 55 days of his termination releasing and waiving any and all claims, demands, actions and suits against the Company.

Other Considerations
Compensation and Risk Management
With the support of management and the independent compensation consultant, the Compensation Committee evaluates the Company’s overall risk profile relative to the incentive components of compensation. The use of long-term incentive awards as a significant portion of total direct compensation is structured to ensure management is not incentivized to take excessive risk. Risk management is considered when implementing our compensation program, and the Company does not believe that our compensation program results in unnecessary or inappropriate risk-taking, including risks that are likely to have a material adverse effect on the Company.

enCore Energy | 2026 Proxy Statement	31

Tax and Accounting Implications
The Compensation Committee considers certain tax implications when designing the Company’s executive compensation programs, including the deductibility of compensation paid to our executive officers. Section 162(m) of the Internal Revenue Code of 1986, as amended generally limits the deductibility of compensation paid to certain executive officers of publicly held companies in excess of $1 million during a year. The Compensation Committee also considers the accounting treatment of the cash and equity awards it grants. The Compensation Committee believes that tax deductibility and accounting treatment are each one of several considerations in setting compensation.
Hedging and Pledging Disclosure
The Company’s Insider Trading Policy prohibits directors and officers designated as “officers” for purposes of Section 16 under the Exchange Act from (i) entering into hedging or monetization transactions involving our Company stock and (ii) holding our Company stock in a margin account or pledging our Company stock as collateral for a loan.
Policies and Practices Related to the Grant of Certain Equity Awards
We do not time the grant of equity awards in coordination with the release of material non-public
information, and the release of material
non-public
information is not timed on the basis of option or other equity grant dates. Our equity awards are granted under a shareholder-approved plan and stock options are granted at an exercise price at or above the closing market price of the Company’s common stock on the date of grant. Equity awards are generally approved on the dates of our regularly scheduled Compensation Committee meetings and are effective as of such dates or specified prospective dates. Outside of the annual grant cycle, we may make equity award grants in connection with a new hire package or as a retention grant.
Clawback Policy
The Company maintains a clawback policy as required by Nasdaq listing standards and pursuant to Rule
10D-1
of the Exchange Act. The policy provides that following an accounting restatement, the Compensation Committee must assess whether any incentive amounts paid to current and former executive officers were in excess of what should have been paid based on the restated financials, and thus should be subject to recovery. The policy has a three-year look-back and applies to both current and former executives, regardless of such executive’s fault, misconduct or involvement in causing the restatement. Our equity award agreements contain provisions applying the clawback policy to equity grants.
Stock Ownership Guidelines
In February 2026, the Compensation Committee adopted Stock Ownership Guidelines for the Company’s executive officers and directors. Pursuant to the Stock Ownership Guidelines, executive officers of the Company (including the Executive Chairman, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and General Counsel) must own qualifying shares with a value equal to at least the value (1x) of their annual salary, and non-employee
directors of the Company must own qualifying shares with a value equal to at least twice the value (2x) of their annual cash retainer as soon as practicable and, in any event, within the later of (i) five (5) years after the effective date of the guidelines or (ii) five (5) years after joining the Company or the Board, as applicable.

32	enCore Energy | 2026 Proxy Statement

Summary Compensation Table
The following table provides information regarding the compensation during the fiscal years ended December 31, 2025 and 2024 for (i) each person who served as our chief executive officer during fiscal 2025 and (ii) the two most highly compensated officers other than the chief executive officer who were serving as an executive officer at the end of fiscal 2025 (our “NEOs”).

Name and principal position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option- based awards ($) (2)	Non-equity incentive plan compensation ($) (3)	All other compensation ($) (4)	Total compensation ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

ROBERT WILLETTE (5) Director and Former Chief Executive Officer	2025	391,897	—	2,198,799	217,500	178,125	208,536	3,194,857
	2024	250,000	20,000		277,990	114,063	27,294	689,347

DAIN MCCOIG Chief Operating Officer	2025	291,336	—	2,231,145	174,000	129,063	30,144	2,855,688

WILLIAM M. SHERIFF Director and Executive Chairman	2025	387,777	—	1,674,584	440,318	297,917	115,216	2,915,812
	2024	300,000	2,820		614,358	141,540	13,116	1,071,834

W. PAUL GORANSON (6) Former Chief Executive Officer and Director	2025	79,213	—	—	—	—	712,988	792,201
	2024	350,000	—	—	708,875	—	22,116	1,080,991
(1)
Amounts reported in this column for 2024 reflect a special
one-time
bonus of $20,000 paid to Mr. Willette in recognition of extraordinary efforts, and the discretionary portion of Mr. Sheriff’s annual bonus.

(2)
See “Executive Officer Promotion Awards” below. Amounts shown do not reflect compensation actually received by the named executive officers. Rather, the amounts represent the aggregate grant date fair value of awards granted to the named executive officers in the year indicated computed in accordance with ASC 718 and assuming no forfeitures. See Note 14, “Share-based Compensation” to the consolidated financial statements included in our 2025 Annual Report on Form
10-K
for the assumptions made in determining these values.

(3)	The amounts in this column reflect the annual cash bonus earned under the Company’s bonus program for the year indicated.
(4)	The amounts shown in the “All Other Compensation” column for 2025 include the amounts detailed in the table below.
2025 All Other Compensation Table

Name	Supplemental Health Insurance ($)	Vehicle Allowance ($)	Severance Payments ($)	Other ($)

Robert Willette (7)	17,436	9,000	—	182,100

Dain McCoig	19,044	9,000	—	2,100

William M. Sheriff (7)	13,116	—	—	102,100

W. Paul Goranson	25,313	1,875	685,450	350
(5)
Mr. Willette was appointed as acting Chief Executive Officer, in addition to his role as Chief Legal Officer, effective March 2, 2025. Mr. Willette was appointed Chief Executive Officer on September 22, 2025. Mr. Willette ceased serving as Chief Executive Officer of the Company on April 20, 2026.

(6)	Mr. Goranson ceased serving as Chief Executive Officer and Director of the Company on March 2, 2025.
(7)	Other compensation includes compensation for membership on the Operational Oversight Committee of the Board.
Executive Officer Promotion Awards
On September 24, 2025, each of Messrs. Willette and McCoig received an executive officer promotion award of 500,000 RSUs in connection with their promotions to Chief Executive Officer and Chief Operating Officer, respectively. The promotion awards vest on September 24, 2030, five years from the grant date.

enCore Energy | 2026 Proxy Statement	33

Settlement and General Release Agreement
On October 10, 2025, the Company and Mr. Goranson entered into a Confidential Settlement and General Release Agreement (the “Goranson Settlement Agreement”) pursuant to which Mr. Goranson received a one-time
severance payment of $685,450 and reimbursement of attorneys’ fees of $214,550 along with a lump sum payment of $22,033.62 for continuation of COBRA coverage from April 1, 2025 until October 31, 2025 and subsidized continuation COBRA coverage for him and his dependents for 17 months beginning November 1, 2025 in consideration for the dismissal of the arbitration and release of all claims against the Company and its affiliates. In addition, pursuant to the Goranson Settlement Agreement, if Mr. Goranson breaches any confidentiality, non-disparagement
or
non-solicitation
restrictive covenants, he will be obligated to repay all cash payments made under the Goranson Settlement Agreement, less $5,000.

34	enCore Energy | 2026 Proxy Statement

Pay Versus Performance
The following table sets forth (i) the total and average total compensation set forth in the Summary Compensation Table (“SCT”) for the then-current Principal Executive Officer (“PEO”) and the other NEOs as a group, respectively; (ii) the total and average total compensation actually paid (“CAP”) for the then-current PEO and the other NEOs as a group, respectively; (iii) the Company’s cumulative TSR (“Cumulative TSR”); and (iv) Net Income, for the previous three years. The Compensation Committee does not use CAP as a basis for making compensation decisions. Further, the Company does not use financial performance measures to link compensation actually paid to the NEOs to Company performance. For this reason, we have omitted disclosure related to a “Company-Selected Measure.”

Year (1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($) (2)	Average summary compensation table total for non-PEO NEOs ($) (3)	Average compensation actually paid to non-PEO NEOs ($) (2)	Value of initial fixed $100 investment based on Total Shareholder Return ($) (4)	Net Income ($)

2025 (Willette)	3,194,857	2,909,661	2,885,750	2,351,212	90	(63,023)

2025 (Goranson)	792,201	119,330	2,885,750	2,351,212	90	(63,023)

2024	1,080,991	934,975	694,818	625,421	123	(67,993)

2023	1,930,208	2,534,761	340,872	531,959	143	(25,611)
(1)
For 2023, Mr. Goranson was the PEO and Messrs. Sheriff and Peter Luthiger and Dr. Stover were non-PEO
NEOs. For 2024, Mr. Goranson was the PEO and Messrs. Sheriff, Luthiger and Willette, Dr. Stover and Ms. Shona Wilson were non-PEO
NEOs. For 2025, Messrs. Goranson and Willette were PEOs and Messrs. Sheriff and McCoig were non-PEO
NEOs.

(2)
Represents CAP for our PEO and Average CAP for our
non-PEO
NEOs as a group, as determined in accordance with Item 402(v) and does not reflect the compensation ultimately earned or realized by our PEO or non-PEO
NEOs.

(3)	Reflects the average SCT and CAP “Total Compensation” of each of the non-PEO NEOs (determined as set forth below).
(4)
Pursuant to SEC rules, the Total Shareholder Return (“TSR”) figure assumes a fixed investment of $100 on January 20, 2023 (our first trading day on the Nasdaq). The TSR is cumulative total shareholder returns for enCore, and the comparison assumes all dividends have been reinvested (if any).

Reconciliations of SCT Total Compensation to CAP Total Compensation for our PEO and Average SCT Total Compensation to Average CAP Total Compensation for our
non-PEO
NEOs is shown below.

enCore Energy | 2026 Proxy Statement	35

Adjustments to Determine CAP for PEO

Covered Fiscal Year (i)	2025 (Willette) ($)	2025 (Goranson) ($)	2024 ($)	2023 ($)

SCT Total for PEO	3,194,857	792,201	1,080,991	1,930,208

Equity Adjustments (ii)

Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	(2,416,299)	—	(708,875)	(440,828)

Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	2,156,729	—	391,274	726,774

Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	—	—	117,213	246,191

Add the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	(15,152)	—	(36,843)	90,531

Add the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	(10,474)	—	91,216	(18,115)

Subtract fair value (as of end of prior year) for equity awards granted in prior fiscal years that were forfeited during covered fiscal year	—	(672,871)	—	—

Total Adjustments	(285,196)	(672,871)	(146,015)	604,553

CAP Total for PEO	2,909,661	119,330	934,975	2,534,761

36	enCore Energy | 2026 Proxy Statement

Adjustments to Determine Average CAP for
Non-PEO
NEOs as a Group

Covered Fiscal Year (i)	2025 ($)	2024 ($)	2023 ($)

Average SCT Total for Non-PEO NEOs	2,885,750	694,818	340,872

Equity Adjustments (ii)

Subtract fair value (as of grant date) reported in the “Stock Awards” and “Option Awards” columns in the SCT for the covered fiscal year	(2,260,023)	(326,673)	(137,759)

Add fair value (as of end of year) of equity awards granted during the covered fiscal year that remain unvested as of year end	1,831,600	169,318	227,117

Add fair value (as of vesting date) of equity awards granted during the covered fiscal year that vest during the covered year	—	52,929	76,935

Add the change in fair value from the prior year-end to the covered fiscal year-end for equity awards granted in prior fiscal years that remain outstanding and unvested at the end of the covered fiscal year	(23,789)	(11,514)	29,199

Add the change in fair value from the prior year-end to vesting date for equity awards granted in prior fiscal years that vested during covered fiscal year	(82,326)	46,542	(4,404)

Total Adjustments	(534,538)	(69,397)	191,087

CAP Total for Non-PEO NEOs	2,351,212	625,421	531,959
(i)
For all years, (a) there was no pension value attributable to “service cost” or “prior service cost”, (b) no awards granted during a year were also forfeited during the same year, (c) no awards were modified creating any incremental fair value expense and (d) no dividends or earnings were paid on any equity awards.

(ii)
The fair value or incremental fair value of all incentive equity awards is determined in accordance with ASC 718, “Compensation – Stock Compensation,” generally using the same methodology and assumptions the Company uses for financial reporting purposes when determining the grant date fair value of our equity awards reflected in the Summary Compensation Table; provided, in order to properly value option awards using the Black-Scholes model we use for the grant date fair value, we made appropriate adjustments to the grant date assumptions to reflect changes in the model’s inputs as of each measurement date.

enCore Energy | 2026 Proxy Statement	37

Relationship between CAP and the Company’s Cumulative TSR
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2023, 2024, and 2025 to the Company’s cumulative TSR.

38	enCore Energy | 2026 Proxy Statement

Relationship between CAP and Company Net Income over FY 2023 to 2025
The following graphic depicts the relationship of the CAP received by our PEO and other NEOs in 2023, 2024, and 2025 to the Company’s Net Income.

All information provided above under the “Pay Versus Performance Disclosure” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

enCore Energy | 2026 Proxy Statement	39

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides certain information as of the end of our most recently completed fiscal year with respect to compensation plans (including any individual compensation arrangements, of which there are none) under which our equity securities are authorized for issuance, aggregated as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities issuable upon exercise of outstanding options, warrants and rights)

Equity compensation plans approved by securityholders

2021 Stock Option Plan	5,835,459	$3.19	—

2024 Long Term Incentive Plan	4,986,425	$3.21	13,486,616

Equity compensation plans not approved by security holders

None	—	—	—

Total	10,821,884	$3.20	13,486,616
(1)	Consists of stock options outstanding under the 2021 Stock Option Plan and the 2024 Long Term Incentive Plan.
(2)	The amounts in this column have been reported in USD$ using a conversion rate of CAD$1.3706 to USD$1.00 as reported by the Bank of Canada on December 31, 2025.

40	enCore Energy | 2026 Proxy Statement

Certain Relationships and Related Party Transactions

The following is a summary of transactions that occurred on or were in effect after January 1, 2024 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

Consulting Fees

During the year ended December 31, 2025, the Company incurred consulting fees of $183,000 related to a contract with Powerhaus Gruppe Corp, a company owned and operated by a family member of the Company’s Executive Chairman.

During the year ended December 31, 2024, the Company incurred communications & community engagement consulting fees of $257,000 according to a contract with 5 Spot Corporation, a company owned and operated by the spouse of the Company’s Executive Chairman.

Note Payable

On December 5, 2023, the Company entered into a loan agreement with Boss Energy Limited (“Boss”) to borrow up to 200,000 pounds of uranium from Boss. The loan initially bore interest of 9% per annum and was repayable in 12 months in cash or uranium at the election of Boss. As of December 31, 2024, $20.1 million was outstanding under the loan. Boss is considered a related party given its minority ownership of the Alta Mesa JV. On August 22, 2025, the Company repaid $10.6 million, which repaid the loan in full, plus accrued and unpaid interest, and terminated the loan. As a result, there was no outstanding balance as of December 31, 2025.

Interest of Informed Persons in Material Transactions

On April 8, 2025, the Company completed a sale of NM Energy Canada that holds the Crownpoint and Hosta Butte projects pursuant to a purchase agreement with Verdera Energy Corp. (“Verdera”) in which the Company received $350,000 in cash and 50 million preferred shares of Verdera. The spouse of the Company’s Executive Chairman and certain directors of the Company serve as members of the board of directors of Verdera or as an advisor to Verdera and certain directors and officers of the Company own common shares of Verdera. The Audit Committee of the Board consisting solely of disinterested directors oversaw the negotiation of the terms of the sale on behalf of the Company. A third-party valuation firm acted as financial advisor to the Audit Committee and provided the Audit Committee with an opinion as to the fairness, from a financial point of view, to the Company of the consideration received in the sale pursuant to the purchase agreement. The purchase agreement was unanimously approved by the Board upon recommendation by the Audit Committee.

Related Party Transaction Policy

The Board has adopted a written Related Party Transaction Policy for the review, approval or ratification of any related person transaction. This policy provides that all related party transactions must be reviewed and approved by the disinterested members of the Audit Committee. The term “related party transaction” refers to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships with the Company in which any Related Party (as defined below) has a direct or indirect material interest, other than: (a) transactions involving compensation of executive officers and directors duly authorized by the Board or an authorized Board committee; and (b) transactions in which the Related Party’s only relationship is as an employee, beneficial owner of less than 10% of such company’s outstanding equity or a limited partner if the aggregate amount involved does not exceed the greater of $1 million or 2% of such company’s total annual revenues, whichever is less.

enCore Energy | 2026 Proxy Statement	41

For the purposes of our Related Party Transaction Policy, “Related Parties” include:

●	directors (and nominees for director) and executive officers of the Company;

●

immediate family members of such directors, nominees for director and executive officers, including an individual’s spouse, parents, step-parents, children, step-children, siblings, mothers- and fathers-in law, sons- and daughters-in law, brothers- and sisters-in law and other persons (except tenants or employees) who share such individual’s household;

●

a person that manages or directs, to any substantial degree, the affairs or operations of the Company under an agreement, arrangement or understanding between the person and the Company, excluding a person acting under bankruptcy or insolvency law;

●	a Shareholder owning in excess of five percent of the Company’s voting securities or an immediate family member of such a Shareholder; or

●	an entity which is majority owned or controlled by any of the above persons.

42	enCore Energy | 2026 Proxy Statement

Security Ownership of Certain Beneficial Holders and Management

The tables below set forth the beneficial ownership information of our Common Shares as of April 1, 2026 for:

●	each person known to us to be the beneficial owner of more than 5% of our shares of Common Shares;

●	each of our named executive officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of the persons and entities listed on the table is the address of our corporate headquarters, 13355 Noel Road, Suite 1700, Dallas, Texas 75240. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Shares reflected as beneficially owned, subject to applicable community property laws.

194,216,153 Common Shares were outstanding on April 1, 2026. Common Shares subject to restricted stock units or options currently exercisable or vesting within 60 days of April 1, 2026 are deemed outstanding for the purpose of calculating the percentage of outstanding shares of the person holding these securities, but are not deemed outstanding for the purpose of calculating the percentage of outstanding shares owned by any other person.

Name	Beneficially Owned	Percent of Class

5% Shareholders:

MMCAP International Inc.(1)	16,642,084	8.6%

Van Eck Associates Corp.(2)	11,758,539	6.1%

Executive Officers and Directors

William M. Sheriff(3)	2,579,629	1.3%

William B. Harris(4)	921,668	*

Wayne Heili(5)	25,000	*

Susan Hoxie-Key(6)	458,167	*

Richard H. Little	—	*

Mark Pelizza(7)	1,102,498	*

Nathan Tewalt(8)	540,033	*

Robert Willette(9)	125,000	*

Dain McCoig(10)	108,420	*

W. Paul Goranson	393,445	*

All Directors and Executive Officers as a group (10 persons)(11)	5,860,415	3.0%
*	Indicates ownership of less than 1%

enCore Energy | 2026 Proxy Statement	43

(1)

According to a Schedule 13G/A filed on February 17, 2026 by MMCAP International Inc. SPC and MM Asset Management Inc., each of MMCAP International Inc. SPC and MM Asset Management Inc. has shared voting and dispositive power with respect to 16,642,084 Common Shares. The address of each of MMCAP International Inc. SPC and MM Asset Management Inc. is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands.

(2)

According to a Schedule 13G/A filed on February 13, 2026 by Van Eck Associates Corp., Van Eck Associates Corp. has sole voting and dispositive power with respect to 11,758,539 Common Shares. The address of Van Eck Associates Corp. is 666 Third Ave, 9th Floor, New York NY 10017.

(3)

Includes options to purchase 1,040,417 Common Shares exercisable on or within 60 days of April 1, 2026 held directly by Mr. Sheriff and options to purchase 199,167 Common Shares exercisable on or within 60 days of April 1, 2026 held by directly or indirectly by Mr. Sheriff’s spouse. Mr. Sheriff has sole voting and dispositive power with respect to 1,337,169 Common Shares.

(4)	Includes options to purchase 641,667 Common Shares exercisable on or within 60 days of April 1, 2026.
(5)	Mr. Heili was appointed to the Board on December 1, 2025. Includes options to purchase 25,000 Common Shares exercisable on or within 60 days of April 1, 2026.
(6)	Includes options to purchase 454,167 Common Shares exercisable on or within 60 days of April 1, 2026, and 4,000 Common Shares held in an investment account owned by Ms. Hoxie-Key.
(7)	Includes options to purchase 520,833 Common Shares exercisable on or within 60 days of April 1, 2026 and 443,332 Common Shares held by family trust.
(8)	Includes options to purchase 233,333 Common Shares exercisable on or within 60 days of April 1, 2026.
(9)	Includes options to purchase 125,000 Common Shares exercisable on or within 60 days of April 1, 2026.
(10)	Includes options to purchase 105,000 Common Shares exercisable on or within 60 days of April 1, 2026.
(11)	Includes directors, nominees, and current executive officers and includes options to purchase 3,344,584 Common Shares exercisable on or within 60 days of April 1, 2026.

44	enCore Energy | 2026 Proxy Statement

Audit Committee Report

The Audit Committee reviewed and discussed with both the Company’s management and independent registered public accounting firm, KPMG LLP, the audited financial statements of the Company for the year ended December 31, 2025, prior to their issuance. These reviews included discussion with the independent registered public accounting firm of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also discussed with its independent registered public accounting firm its independence and received the written disclosures and letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence.

Based on all of these reviews and discussions, all of the Audit Committee members, whose names are listed below, recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Members of the Audit Committee

William B. Harris (Chair)

Susan Hoxie-Key

Nathan A. Tewalt

enCore Energy | 2026 Proxy Statement	45

Shareholder Proposals for the 2027 Annual Meeting of Shareholders

In order to be included in the Company’s proxy materials for the 2027 annual meeting of Shareholders, a Shareholder proposal must be received in writing by the Company at 13355 Noel Road, Suite 1700, Dallas, Texas 75240, Attention: Corporate Secretary by December 31, 2026 and otherwise comply with all requirements of the SEC for Shareholder proposals.

In addition, the Advance Notice Provisions of the Company’s Articles provide that any Shareholder who desires to make a director nomination must give timely written notice of the proposal to the Company’s Secretary. To be timely, the notice must be delivered to the above address not less than 30 nor more than 65 calendar days prior to the annual meeting, provided that (i) if the Company chooses to use notice and access to deliver meeting materials, the time frame will not be less than 40 and no more than 65 days; and (ii) if the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the meeting was made, notice by the nominating Shareholder may be made not later than the close of business on the 10th day following such date. To be timely, the notice must be received no earlier than April 6, 2027 and no later than May 1, 2027. The notice must also provide certain other information required by the Company’s Articles. A copy of the Company’s Articles is available upon request from the Company’s Secretary.

In addition to satisfying the foregoing requirements under our Articles, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2027 and comply with the disclosure and procedural requirements in connection with Shareholder nominations of directors in our Articles.

46	enCore Energy | 2026 Proxy Statement

Other Matters

Combined Mailings

In accordance with Rule 14a-3(e)(1) under the Exchange Act, one copy of the Notice of Internet Availability of Proxy Materials or proxy materials will be delivered to two or more Shareholders who share an address, unless the Company has received contrary instructions from one or more of the Shareholders. The Company will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials or proxy materials to a Shareholder at a shared address to which a single copy of the Notice of Internet Availability of Proxy Materials or proxy materials was delivered. Requests for additional copies of the Notice of Internet Availability of Proxy Materials or proxy materials, and requests that in the future separate copies of the Notice of Internet Availability of Proxy Materials or proxy materials be sent to Shareholders who share an address, should be directed by writing to enCore Energy Corp., 13355 Noel Road, Suite 1700, Dallas, Texas 75240, Attention: Corporate Secretary or by calling toll-free (361) 239-2025. In addition, Shareholders who share a single address but receive multiple copies of the Notice of Internet Availability of Proxy Materials or proxy materials may request that in the future they receive a single copy by contacting the Company at the address set forth in the prior sentence.

Annual Report

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including filings on Form 10-K, 10-Q and 8-K. These filings are available on our website at www.encoreuranium.com under “Regulatory Filings” of the “Investors” tab. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (excluding exhibits) including financial statements and schedules thereto, filed with the SEC are also available without charge to Shareholders upon written request addressed to enCore Energy Corp. at 13355 Noel Road, Suite 1700, Dallas, Texas 75240, Attention: Corporate Secretary. Exhibits to the Annual Report on Form 10-K will be furnished upon payment of $0.25 per page to cover our expenses in furnishing the exhibits. Information relating to the Company filed with Canadian securities regulators is available on SEDAR+ at www.sedarplus.com.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy will be voted in the discretion of the persons voting the proxy.

By Order of the Board of Directors,

Richard H. Little
Chief Executive Officer and Director

Dallas, Texas

April 30, 2026

enCore Energy | 2026 Proxy Statement	47

NASDAQ:**EU** | TSX.V:**EU**

encoreuranium.com | info@encoreuranium.com

enCore Energy Corp. Internet: www.proxydocs.com/EU • Cast your vote online Annual General Meeting of Shareholders • Have your Proxy Card ready • Follow the simple instructions to record your vote For Shareholders of Record as of April 16, 2026 Phone: 1-833-903-2698 Wednesday, June 10, 2026 • Use any touch-tone telephone 11:00 AM, Central Time exclusively through a virtual format. • Have your Proxy Card ready To attend the meeting virtually, please visit www.proxydocs.com/EU • Follow the simple recorded instructions Mail: • Mark, sign, date and mail your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 11:00 AM, Central Time, June 8, 2026. Virtual:You must register to attend the meeting virtually at www.proxydocs.com/EUThis proxy is being solicited on behalf of Board of Directors The undersigned hereby appoints William M. Sheriff, Executive Chairman and failing him, Richard H. Little, Chief Executive Officer (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of enCore Energy Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 LISTED ON THE REVERSE SIDE. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDECopyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

enCore Energy Corp. Annual General Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of our seven director nominees; FOR the approval, on an advisory basis, of the compensation of our named executive officers; and FOR the ratification of appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2026 and to authorize the directors to fix the remuneration to be paid to the auditor. BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect seven directors for the ensuing year; FOR WITHHOLD 1.01 William M. Sheriff FOR #P2# #P2# 1.02 William B. Harris FOR #P3# #P3# 1.03 Mark S. Pelizza FOR #P4# #P4# 1.04 Wayne W. Heili FOR #P5# #P5# 1.05 Susan Hoxie-Key FOR #P6# #P6# 1.06 Richard H. Little FOR #P7# #P7# 1.07 Nathan A. Tewalt FOR #P8# #P8# FOR AGAINST ABSTAIN 2. To approve, on an advisory basis, the compensation of our named executive officers; and FOR #P9# #P9# #P9# FOR WITHHOLD 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public FOR accounting firm for the fiscal year 2026 and to authorize the directors to fix the remuneration to be #P10# #P10# paid to the auditor. You must register to attend the meeting virtually at www.proxydocs.com/EU Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date